--------------------------------------------------------------------------------
                                    FORM 8-K
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



    CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)OF THE SECURITIES EXCHANGE
                                   ACT OF 1934

       Date of Report (date of earliest event reported): April 28, 2004


                     FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.
             (Exact name of Registrant as specified in its charter)




   Virginia                      54-1873198                   000-50230
(State or other    (I.R.S. Employer incorporation or    (Commission File Number)
jurisdiction of                organization)
Identification No.)



                             1001 Nineteenth Street
                            North Arlington, VA 22209
               (Address of principal executive offices) (Zip code)


                                 (703) 312-9500
               (Registrant's telephone number including area code)

Item 12. Results of Operations and Financial Condition.

1. On April 28, 2004, Friedman, Billings, Ramsey Group, Inc. held a conference call to discuss its earnings for the first quarter 2004. A replay of the conference call is currently available on the company's website, www.fbr.com. The script of that conference call is being furnished herewith and attached as Exhibit 99.1.

EXHIBIT LIST

99.1 April 28, 2004 Conference Call Script.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.


Date:  May 4, 2004              By: /s/ Emanuel J. Friedman
                                    --------------------------------
                                    Emanuel J. Friedman
                                    Co-Chairman & Co-Chief Executive Officer